                                                                     EXHIBIT 4.1


          NUMBER                                            [DMS CORP. LOGO]                                          SHARES
       [DMS       ]                                DISPATCH MANAGEMENT SERVICES CORP.                                [      ]

                                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                                  CUSIP 254927 10 6

                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS


       THIS CERTIFIES THAT





       is the owner of


                             FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                                  DISPATCH MANAGEMENT SERVICES CORP.


(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/                                                                                 /s/

         Chairman of the Board of Directors                                                             Treasurer

                                                       [SEAL]

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (NEW YORK, NY)
                              TRANSFER AGENT
                               AND REGISTRAR

                        AUTHORIZED SIGNATURE
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
        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used through not in the above list


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated____________________________


                                     Signature:

                                     _______________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.